                          Van Kampen American Capital

                                   COMSTOCK
                                     FUND


                                 Annual Report
                               December 31, 1997



                            [PICTURE APPEARS HERE]






         ------- A Wealth of Knowledge . A Knowledge of Wealth -------

                          Van Kampen American Capital

                               TABLE OF CONTENTS

Letter to Shareholders.....................................................   1

Performance Results........................................................   3

Performance in Perspective.................................................   4

Glossary of  Terms.........................................................   5

Portfolio of Mangement Review..............................................   6

Portfolio Highlights.......................................................   9

Portfolio of Investments...................................................  10

Statement of Assests and Liabilities.......................................  15

Statement of Operations....................................................  16

Statement of Changes in Net Assets.........................................  17

Financial Highlights.......................................................  18

Notes to Financial Statements..............................................  21

Report of Independent Accountants..........................................  26

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                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

February 1, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW

     Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly

[PICTURE OF DENNIS J. McDONNELL AND DON POWELL APPEARS HERE] traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

     But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

     Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned 30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,


/s/ Don G. Powell                  /s/ Dennis J. McDonnell

    Don G. Powell                      Dennis J. McDonnell
    Chairman                           President
    Van Kampen American Capital        Van Kampen American Capital
    Asset Management, Inc.             Asset Management, Inc.

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           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31,1997
--------------------------------------------------------------------------------

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

                                                  A Shares    B Shares   C Shares
-------------------
Total Returns
-------------------

One-year total return based on NAV/1/..........    29.92%     28.88%     28.89%

One-year total return/2/.......................    22.46%     23.88%     27.89%

Five-year average annual total return/2/.......    16.47%     16.77%        N/A

Ten-year average annual total return/2/........    15.87%        N/A        N/A

Life-of-Fund average annual total return/2/....    12.66%     17.42%     18.63%

Commencement Date..............................  10/07/68   10/19/92   10/26/93


N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities in which the Fund invests may be subject to special risks including currency exchange, rate fluctuations, and political and economic instability.

Market forecasts provided in this report may not necessarily come to pass.

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                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE
--------------------------------------------------------------------------------

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     (Yen) Illustrate the general market environment in which your investments are being managed

     (Yen) Reflect the impact of favorable market trends or difficult market conditions

     (Yen) Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indicies are unmanaged statistical composite, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Comstock Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (December 31, 1987 through December 31, 1997)

                           [LINE GRAPH APPEARS HERE]

         ____ VKAC Comstock Fund   -- -- Standard & Poor's 500-Stock Index   - - - Lipper Growth and Income Fund Index
12/31/87       $ 9,426                              $10,000                                 $10,000
12/31/88       $10,821                              $11,835                                 $11,650
12/31/89       $14,125                              $14,644                                 $15,330
12/31.90       $13,650                              $13,766                                 $14,852
12,31,91       $18,011                              $17,587                                 $19,358
12/31/92       $19,188                              $19,281                                 $20,831
12/31/93       $20,933                              $22,100                                 $22,921
12/31/94       $20,166                              $22,009                                 $23,232
12/31/95       $27,456                              $28,862                                 $31,931
12/31/96       $29,591                              $34,833                                 $39,243
12/31/97       $43,640                              $44,223                                 $52,317

Fund's Total Return
1 Year Avg. Annual     =  22.46%
5 Year Avg. Annual     =  16.47%
10 Year Avg. Annual    =  15.87%
Inception Avg. Annual  =  12.66%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS:
     Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING:
     A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CONTRARIAN STRATEGY:
     An investment approach that often takes an opposite stance to prevailing market sentiment.

DOW JONES INDUSTRIAL AVERAGE:
     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

MARKET CAPITALIZATION:

     The size of a company, as measured by the value of its issued and outstanding shares of stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

NET ASSET VALUE (NAV):
     The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

STANDARD AND POOR'S 500-STOCK INDEX:
     An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:
     The estimated or determined worth of a stock, based on financial measures such as its current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING:
     A strategy that seeks to identify stocks that are sound investments but generally out of favor in the marketplace. As a result, they trade at prices below what value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

We recently spoke to the management team of the Van Kampen American Capital Comstock Fund about the key events and economic forces that shaped the markets during the past year. The team is led by B. Robert Baker, Jr., portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q    WHAT WAS THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE PAST 12
     MONTHS?

A Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels. However, the year was marked by several periods of notable volatility. In March, the economy was growing so rapidly that investors feared inflation might start to rise--a concern that sparked a month-long drop in the stock market and erased its year-to-date gains. This setback was brief, and the market had recouped its losses by early May. In October, the stock market became very sensitive to economic turmoil in Southeast Asia, causing the Dow Jones Industrial Average (DJIA) to drop a record number of points in a single day. The DJIA rose back up to hover slightly below its all-time high by the end of the reporting period.

     Market leadership took several twists and turns as well. Investors favored blue-chip stocks early in the year, but by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position

Q GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE FUND'S OBJECTIVE?

A Our basic investment strategy is to identify undervalued stocks that have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace--their stock prices are usually lower than what we believe these companies are truly worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding the security to the portfolio.

     We use a "bottom-up" stock selection process, evaluating securities one by one and making purchases wherever we find a good opportunity. In other words, we don't mandate what percentage of the Fund's assets should be in any given industry--instead, we select the stocks that best meet our criteria. Our sector weightings are a reflection where we found the favorable opportunities on a stock by stock basis.

Q IN JUNE, THE FUND WAS HEAVILY WEIGHTED IN ELECTRIC UTILITIES. IS THIS STILL THE CASE?

A Yes, the Fund continues have a substantial weighing in electric utility stocks, and some of our strongest performers were in this sector. When we reported to you in June, investor opinion for these stocks was very negative--many investors were concerned about the impact of industry deregulation and competition, and stocks were undervalued. However, we increased our holdings in electric utilities because we believed they were positioned to appreciate, and that is exactly what happened in the second half of 1997. Declining interest rates, as well as diminishing competitive and regulatory concerns, led to strong performance in the second half of the year.

     Another factor that aided the performance of electric utilities is that most companies in this sector are domestically based and therefore largely insulated from the current difficulties plaguing companies with foreign exposure. In addition, an expected slowdown in U.S. economic growth could cause a decline in corporate earnings growth, making electric utilities relatively more attractive to investors than other equity investments. Electric utilities have outperformed the stock market as a whole since mid-year, and we still believe they offer favorable value opportunities in today's market. Key holdings in this sector were Texas Utilities and Houston Industries, which appreciated 20 percent and 17 percent, respectively, during the past six months.

Q    WHAT STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A Dial Corp., a manufacturer of soap and other personal care products, is currently one of the Fund's largest holdings. The company is relatively inexpensive compared to other stocks in the consumer nondurables sector, and we believe it has been undervalued because of poor management and high costs. Dial recently appointed an experienced CEO who is restructuring the company and cutting expenses, and we think the market will eventually look more favorably upon the company. In fact, its stock price rose nearly 34 percent in the second half of the year.

     Another strong holding was American Bankers Insurance Group, a specialty insurance company. We initially purchased this stock in December of 1995 at $18 1/2 per share. In December of 1997, the company announced that it agreed to be acquired by American International Group for approximately $47 per share, so the Fund should realize a notable gain. Tele-Communications Inc. (TCI), a cable television operator, was a large position for the Fund throughout most of the year. Its stock price appreciated more than 120 percent during the reporting period, reaching what we believed was its fair market value, and we sold our holdings.

     Other contributors to performance included personal computer companies such as Dell Computer and Compaq Computer. These stocks appeared to be extraordinarily undervalued in the second quarter and did not reflect what we thought were very exciting business prospects and outstanding execution by management. We purchased Compaq in May at $35 per share, and the stock closed the year at $55 1/8 per share--a gain of nearly 58 percent. However, we trimmed our positions in these stocks toward the end of the year as valuations became extended. There is no guarantee that these stocks will perform as favorably in the future. Please refer to page nine for additional Fund portfolio highlights.

Q    WHAT FACTORS WORKED AGAINST THE FUND?

A One area that performed poorly was raw materials--a sector that includes paper and steel. Asia is a large consumer of U.S. raw materials, but demand in that region has tapered off lately. In addition, many Asian countries are desperate for cash, so they're selling reserves of paper products very cheaply, which has forced U.S. producers to lower their prices. We had a small weighting in raw materials during the reporting period, which modestly hindered the Fund's performance.

     Also, we recently established a significant position in gold stocks, which were among the market's worst performers in 1997. Economic problems in Asia slowed the demand for gold, and worldwide central banks are questioning the need for large gold reserves to support their currency, prompting the announcement of a sell-off of central bank reserves. These events have caused the price of gold to drop sharply, and some mines have been forced to close because the price of gold is less than the cost to produce it. In short, negative sentiment for gold stocks is at an all-time high. As value investors, we have a strong contrarian element to our management style, and we see these extreme valuations as a buying opportunity.

Q    HOW DID THE FUND PERFORM DURING THE PAST YEAR?

A We were very pleased with the Fund's performance during the year. The Fund achieved a 12-month total return of 29.92 percent1 (Class A shares at net asset value) as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 33.31 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 26.96 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

A We believe the economic situation in Asia will have little impact on the Fund and our investment strategy. Many stocks that are likely to be affected by Asia's problems--those with significant international exposure--are relatively overvalued and therefore not the kind of securities we currently hold in the Fund's portfolio. And while U.S. corporate profits might slow down because of lower foreign sales and intense competition from imports, this could keep U.S. economic growth at a moderate and sustainable level. Overall, we expect stock selection to play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.

     In our opinion, the stock market is still highly valued, and rising stock prices can mean more risk for investors--expensive securities have farther to fall in a market downturn than undervalued stocks. We believe investments such as the Comstock Fund, which seeks out undervalued securities, may be suited for this environment.


/s/ Alan T. Sachtleben                  /s/ B. Robert Baker, Jr

Alan T. Sachtleben                      B. Robert Baker, Jr.
Chief Investment Officer                Portfolio Manager
Equity Investments

                             PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                             As of               As of
                                        December 31, 1997     June 30, 1997
Texas Utilities Co...........................  3.0%................2.3%
Houston Industries, Inc......................  2.9%................1.8%
Waste Management, Inc........................  2.8%................3.2%
Dial Corp....................................  2.7%................1.3%
U.S. Treasury Notes (11/30/99)...............  2.5%................ N/A
U.S. Treasury Notes (05/15/07)...............  2.0%................2.2%
OGE Energy Corp..............................  1.8%................1.7%
American Bankers Insurance Group, Inc........  1.7%................1.6%
Ameritech Corp...............................  1.7%................1.1%
Pinnacle West Capital Corp...................  1.7%................1.3%
N/A = Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

As of December 31, 1997                                     As of June 30, 1997
Utilities.....................................  27%         Utilities...................  21%
Finance.......................................  13%         Finance.....................  12%
Raw Materials/Processing Industries...........  10%         Energy......................  11%
Consumer Non-Durables.........................   9%         Consumer Non-Durables.......   9%
Technology....................................   8%         Producer Manufacturing......   8%

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1997
================================================================================
                                                   Number
Description                                      of Shares    Market Value
--------------------------------------------------------------------------------
COMMON STOCKS 90.2%
CONSUMER DISTRIBUTION 2.5%
Federated Department Stores, Inc. (a)..........    373,000   $ 16,062,313
Office Depot, Inc. (a).........................    364,000      8,713,250
Sears Roebuck & Co.............................    360,000     16,290,000
                                                              -----------
                                                               41,065,563
                                                              -----------

CONSUMER DURABLES 0.6%
Cooper Tire & Rubber Co........................    205,000      4,996,875
Maytag Corp....................................    150,000      5,596,875
                                                              -----------
                                                               10,593,750
                                                              -----------

CONSUMER NON-DURABLES 9.3%
Dial Corp......................................  2,038,000     42,415,875
First Brands Corp..............................    687,900     18,530,306
Kimberly Clark Corp............................    375,000     18,492,188
Philip Morris Cos., Inc........................    525,000     23,789,063
RJR Nabisco Holdings Corp......................    660,000     24,750,000
Tommy Hilfiger Corp............................    746,500     26,220,812
                                                              -----------
                                                              154,198,244
                                                              -----------

CONSUMER SERVICES 2.0%
International Game Technology..................    430,000     10,857,500
Outback Steakhouse, Inc. (a)...................    168,000      4,830,000
Time Warner, Inc...............................    273,000     16,926,000
                                                              -----------
                                                               32,613,500
                                                              -----------
ENERGY 5.5%
Amoco Corp.....................................     80,000      6,810,000
Atlantic Richfield Co..........................     87,000      6,970,875
Chevron Corp...................................    160,000     12,320,000
Coastal Corp...................................    110,000      6,813,125
ENI--ADR (Italy) (a)...........................    220,000     12,553,750
Equitable Resources, Inc.......................    130,000      4,598,750
Texaco, Inc....................................    160,000      8,700,000
Total SA--ADR (France).........................    133,821      7,427,065
USX-Marathon Group.............................    220,000      7,425,000
YPF Sociedad Anonima--ADR (Argentina), Class D.    500,000     17,093,750
                                                              -----------
                                                               90,712,315
                                                              -----------


FINANCE 12.9%
AMBAC, Inc.....................................    450,900     20,741,400
American Bankers Insurance Group, Inc..........    592,000     27,195,000

                                               See Notes to Financial Statements

                     PORTFOLIO OF INVESTMENTS.(CONTINUED)
                               December 31, 1997
================================================================================
                                                   Number
Description                                      of Shares    Market Value
--------------------------------------------------------------------------------
   ...........................................
FINANCE - (CONTINUED)
BA Securities Corp............................     132,000   $  9,636,000
BancOne Corp..................................     379,000     20,584,437
Bear Stearns Cos., Inc........................     240,000     11,400,000
Chase Manhattan Corp..........................     100,000     10,950,000
CIGNA Corp....................................      66,000     11,422,125
CMAC Investment Corp..........................     298,800     17,134,421
Conseco, Inc..................................     337,000     15,312,438
Everest Reinsurance Holdings, Inc.............     210,000      8,662,500
First Union Corp..............................     434,000     22,242,500
Liberty Financial Cos., Inc...................     138,300      5,220,825
MBIA, Inc.....................................     136,000      9,086,500
Nationwide Financial Services, Inc., Class A..      80,900      2,922,513
Norwest Corp..................................     212,000      8,188,500
Travelers Group, Inc..........................     120,000      6,465,000
United Asset Management Corp..................     215,100      5,256,506
                                                              -----------
                                                              212,420,665
                                                              -----------

HEALTH CARE 7.0%
Aetna, Inc....................................     121,200      8,552,175
American Home Products Corp...................     346,000     26,469,000
Bausch & Lomb, Inc............................     452,000     17,910,500
Lincare Holdings, Inc. (a)....................     265,300     15,122,100
Mylan Laboratories, Inc.......................     370,000      8,605,313
PacifiCare Health Systems, Class B (a)........     442,000     23,149,750
Pharmacia & Upjohn, Inc.......................     445,000     16,298,125
                                                              -----------
                                                              116,106,963
                                                              -----------

PRODUCER MANUFACTURING 5.4%
Bouygues Offshore SA--ADR (France) (a)........     484,800     10,472,625
Cognex Corp. (a)..............................     162,000      4,414,500
Ingersoll-Rand Co.............................     120,000      4,860,000
ITT Corp......................................     137,000     11,353,875
LucasVarity PLC--ADR (United Kingdom) (a).....     302,000     10,532,250
Tubos De Acero De Mexico SA--ADR (Mexico) (a).     180,000      3,892,500
Waste Management, Inc.........................   1,580,000     43,450,000
                                                              -----------
                                                               88,975,750
                                                              -----------

RAW MATERIALS/PROCESSING INDUSTRIES 9.7%
Barrick Gold Corp.............................   1,145,100     21,327,487
Bethlehem Steel Corp. (a).....................     777,000      6,701,625


                               December 31, 1997

----------------------------------------------------------------------------------
                                                             Number
Description                                                of Shares  Market Value
----------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Boise Cascade Corp......................................     700,000   $21,175,000
British Steel PLC--ADR (United Kingdom).................   1,087,000    24,588,813
Georgia PacificNTimber Group (a)........................      80,000     1,815,000
Georgia Pacific Group...................................      80,000     4,860,000
Homestake Mining Co.....................................   1,741,000    16,862,500
Imperial Chemical Industries PLC--ADR (United Kingdom)..     100,000     6,493,750
International Paper Co..................................     280,100    12,079,313
Louisiana-Pacific Corp..................................     454,000     8,626,000
Newmont Mining Corp.....................................     451,000    13,248,125
Placer Dome, Inc........................................   1,165,000    14,780,937
Temple Inland, Inc......................................      70,000     3,661,875
Union Camp Corp.........................................      86,000     4,617,125
                                                                       -----------
                                                                       160,837,550
                                                                       -----------
TECHNOLOGY 7.7%
3Com Corp. (a)..........................................     353,000    12,332,937
Avnet, Inc..............................................     110,000     7,260,000
Compaq Computer Corp. (a)...............................     386,000    21,784,875
Dell Computer Corp. (a).................................     102,300     8,593,200
Gateway 2000, Inc. (a)..................................     148,000     4,828,500
Intel Corp..............................................      58,000     4,074,500
LSI Logic Corp. (a).....................................     104,000     2,054,000
Micron Technology, Inc..................................     398,000    10,348,000
Nokia Corp. - ADR (Finland).............................      68,000     4,760,000
Quantum Corp. (a).......................................     888,000    17,815,500
SunGard Data Systems, Inc. (a)..........................     823,800    25,537,800
VLSI Technology, Inc. (a)...............................     353,100     8,341,988
                                                                       -----------
                                                                       127,731,300
                                                                       -----------
TRANSPORTATION 0.8%
Canadian National Railway Co............................     260,000    12,285,000
                                                                       -----------
UTILITIES 26.8%
Ameritech Corp..........................................     334,000    26,887,000
Baltimore Gas & Electric Co.............................     197,400     6,723,938
Bell Atlantic Corp......................................     145,000    13,195,000
Bellsouth Corp..........................................     200,000    11,262,500
Boston Edison Co........................................     420,000    15,907,500
CMS Energy Corp.........................................     320,000    14,100,000
DTE Energy Co...........................................     370,000    12,834,375

                                               See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------
                                               Number
Description                                  of Shares  Market Value
--------------------------------------------------------------------
UTILITIES (CONTINUED)
Duke Power Co............................     146,956   $ 8,137,689
Edison International.....................     120,000     3,262,500
Endesa SA--ADR (Spain)...................     364,400     6,627,525
FPL Group, Inc...........................     150,000     8,878,125
GPU, Inc.................................     530,000    22,326,250
Houston Industries, Inc..................   1,721,300    45,937,194
Idaho Power Co...........................     620,000    23,327,500
Illinova Corp............................     377,000    10,155,437
New Century Energies, Inc................     142,500     6,831,094
Nipsco Industries, Inc...................     160,000     7,910,000
Northeast Utilities......................     508,500     6,006,656
Northern States Power Co.................     222,000    12,931,500
OGE Energy Corp..........................     518,900    28,377,344
PacifiCorp...............................     520,000    14,202,500
Pinnacle West Capital Corp...............     630,000    26,696,250
Public Service Co. of New Mexico.........     981,000    23,237,437
SBC Communications, Inc..................     220,000    16,115,000
Sierra Pacific Resources.................      92,000     3,450,000
Texas Utilities Co.......................   1,135,000    47,173,437
U.S. WEST Communications Group...........     460,000    20,757,500
                                                      -------------
                                                        443,251,251
                                                      -------------
TOTAL COMMON STOCKS......................             1,490,791,851
                                                      -------------

                                               See Notes to Financial Statements

                               December 31, 1997

-----------------------------------------------------------------------------------------------------------
Description                                                                                    Market Value
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Securities 4.9%
U.S. Treasury Notes ($10,000,000 par, 5.75% coupon, 11/30/02 maturity).....................   $   10,007,800
U.S. Treasury Notes ($30,000,000 par, 6.625% coupon, 05/15/07 maturity)....................       31,753,200
U.S. Treasury Notes ($40,000,000 par, 5.75% coupon, 11/30/99 maturity).....................       39,962,123
                                                                                               -------------
TOTAL U.S. TREASURY SECURITIES.............................................................       81,723,123
                                                                                               -------------
TOTAL LONG-TERM INVESTMENTS 95.1%  (Cost $1,316,807,514)...................................    1,572,514,974
                                                                                               -------------
SHORT-TERM INVESTMENTS 5.7%
REPURCHASE AGREEMENTS 3.2%
Swiss Bank Corp., ($53,330,000 par collateralized by U.S. Government obligations
in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $53,348,073)...........       53,330,000
                                                                                               -------------
U.S. Government Agency Obligations 2.5%
Federal Home Loan Bank Consolidated Discount Note
($1,600,000 par, yielding 5.48%, maturing 01/01/98)........................................        1,598,384
Federal Home Loan Mortgage Discount Notes
($13,000,000 par, yielding 5.72%, maturing 01/07/98).......................................       12,985,830
Federal National Mortgage Association ($12,000,000 par, yielding 5.65%, maturing 03/03/98).       11,885,880
Federal National Mortgage Association ($14,000,000 par, yielding 5.65%, maturing 04/24/98).       13,756,120
                                                                                               -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...................................................       40,226,214
                                                                                               -------------
TOTAL SHORT-TERM INVESTMENTS (COST $93,556,214)............................................       93,556,214
                                                                                               -------------
TOTAL INVESTMENTS 100.8%  (COST $1,410,363,728)............................................    1,666,071,188
LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%)...............................................      (13,324,539)
                                                                                               -------------
NET ASSETS 100.0%..........................................................................   $1,652,746,649
                                                                                               =============

(a) Non-income producing security as this stock currently does not declare dividends.

                      Statement of Assets and Liabilities

                               December 31, 1997

----------------------------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $1,410,363,728)........................................................   $1,666,071,188
Cash...........................................................................................            6,198
Receivables:
     Investments Sold..........................................................................        9,531,524
     Dividends.................................................................................        3,692,870
     Fund Shares Sold..........................................................................        1,715,228
     Interest..................................................................................          506,397
Other..........................................................................................           58,549
                                                                                                  --------------
       Total Assets............................................................................    1,681,581,954
                                                                                                  --------------
LIABILITIES:
Payables:
     Fund Shares Repurchased...................................................................       16,940,439
     Income Distributions......................................................................        5,944,361
     Investments Purchased.....................................................................        3,969,565
     Distributor and Affiliates................................................................          850,429
     Investment Advisory Fee...................................................................          662,118
Accrued Expenses...............................................................................          265,800
Trustees' Deferred Compensation and Retirement Plans...........................................          202,593
                                                                                                  --------------
       Total Liabilities.......................................................................       28,835,305
                                                                                                  --------------
NET ASSETS.....................................................................................   $1,652,746,649
                                                                                                  ==============
NET ASSETS CONSIST OF:
Capital........................................................................................   $1,321,625,631
Net Unrealized Appreciation....................................................................      255,707,460
Accumulated Net Realized Gain..................................................................       71,276,153
Accumulated Undistributed Net Investment Income................................................        4,137,405
                                                                                                  --------------
NET ASSETS.....................................................................................   $1,652,746,649
                                                                                                  ==============
MAXIMUM OFFERING PRICE PER SHARE:
     Class A Shares:
       Net asset value and redemption price per share (Based on net assets of
       $1,518,654,933 and 93,722,450 shares of beneficial interest issued and outstanding).....   $        16.20
       Maximum sales charge (5.75%* of offering price).........................................              .99
                                                                                                  --------------
       Maximum offering price to public........................................................   $        17.19
                                                                                                  ==============
     Class B Shares:
       Net asset value and offering price per share (Based on net assets of $123,182,846 and
       7,599,567 shares of beneficial interest issued and outstanding).........................   $        16.21
                                                                                                  ==============
     Class C Shares:
       Net asset value and offering price per share (Based on net assets of $10,908,870 and
       672,975 shares of beneficial interest issued and outstanding)...........................   $        16.21
                                                                                                  ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            Statement of Operations

                     For the Year Ended December 31, 1997

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends...............................................................................  $ 32,319,388
Interest................................................................................     6,843,211
                                                                                          ------------
     Total Income.......................................................................    39,162,599
                                                                                          ------------
EXPENSES:
Investment Advisory Fee.................................................................     7,158,774
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $2,929,434,
  $989,873 and $81,492, respectively)...................................................     4,000,799
Shareholder Services....................................................................     2,643,854
Legal...................................................................................        49,100
Trustees' Fees and Expenses.............................................................        39,084
Custody.................................................................................        57,105
Other...................................................................................       780,347
                                                                                          ------------
     Total Expenses.....................................................................    14,729,063
                                                                                          ------------
Net Investment Income...................................................................  $ 24,433,536
                                                                                          ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
   Investments..........................................................................  $266,838,287
   Futures..............................................................................       337,375
                                                                                          ------------
Net Realized Gain.......................................................................   267,175,662
                                                                                          ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period..............................................................   158,588,134
   End of the Period....................................................................   255,707,460
                                                                                          ------------
Net Unrealized Appreciation During the Period...........................................    97,119,326
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN........................................................  $364,294,988
                                                                                          ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................................  $388,728,524
                                                                                          ============

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended December 31, 1997 and 1996

----------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended            Year Ended
                                                                                     December 31, 1997     December 31, 1996
                                                                                     ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................................................    $   24,433,536        $   20,313,852
Net Realized Gain...................................................................       267,175,662           204,739,541
Net Unrealized Appreciation During the Period.......................................        97,119,326            21,808,664
                                                                                        --------------        --------------
Change in Net Assets from Operations................................................       388,728,524           246,862,057
                                                                                        --------------        --------------
Distributions from Net Investment Income:
     Class A Shares.................................................................       (20,935,347)          (18,934,633)
     Class B Shares.................................................................          (802,099)             (516,251)
     Class C Shares.................................................................           (68,046)              (40,627)
                                                                                        --------------        --------------
                                                                                           (21,805,492)          (19,491,511)
                                                                                        --------------        --------------
Distributions from Net Realized Gain:
     Class A Shares.................................................................      (214,376,498)         (190,609,218)
     Class B Shares.................................................................       (16,706,248)          (10,864,407)
     Class C Shares.................................................................        (1,451,558)             (831,362)
                                                                                        --------------        --------------
                                                                                          (232,534,304)         (202,304,987)
                                                                                        --------------        --------------
     Total Distributions............................................................      (254,339,796)         (221,796,498)
                                                                                        --------------        --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.................................       134,388,728            25,065,559
                                                                                        --------------        --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................................................       817,288,119           870,144,817
Net Asset Value of Shares Issued Through Dividend Reinvestment......................       234,713,290           203,868,215
Cost of Shares Repurchased..........................................................      (855,710,525)         (897,713,361)
                                                                                        --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..................................       196,290,884           176,299,671
                                                                                        --------------        --------------
TOTAL INCREASE IN NET ASSETS........................................................       330,679,612           201,365,230
NET ASSETS:
Beginning of the Period.............................................................     1,322,067,037         1,120,701,807
                                                                                        --------------        --------------
End of the Period (Including accumulated undistributed net investment
  income of $4,137,405 and $1,509,361, respectively)................................    $1,652,746,649        $1,322,067,037
                                                                                        ==============        ==============

                                               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

----------------------------------------------------------------------------------------------------------
Class A Shares                                             1997       1996       1995      1994       1993
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............   $ 14.785   $  14.54   $  12.40   $ 16.38    $ 17.30
                                                       --------   --------   --------   -------    -------
     Net Investment Income..........................       .275       .264        .26       .31        .32
     Net Realized and Unrealized Gain/Loss..........      3.966      2.828     4.1125      (.92)      1.18
                                                       --------   --------   --------   -------    -------
Total from Investment Operations....................      4.241      3.092     4.3725      (.61)      1.50
                                                       --------   --------   --------   -------    -------
Less:
     Distributions from and in Excess of
       Net Investment Income........................       .250       .255        .27     .3225      .2975
     Distributions from Net Realized Gain...........      2.572      2.592     1.9625    3.0475     2.1225
                                                       --------   --------   --------   -------    -------
Total Distributions.................................      2.822      2.847     2.2325      3.37       2.42
                                                       --------   --------   --------   -------    -------
Net Asset Value, End of the Period..................   $ 16.204   $ 14.785   $  14.54   $ 12.40    $ 16.38
                                                       ========   ========   ========   =======    =======
Total Return (a)....................................      29.92%     22.34%     36.16%    (3.67%)     9.09%
Net Assets at End of the Period
     (In millions)..................................   $1,518.7   $1,240.9   $1,071.4   $ 871.6    $ 980.4
Ratio of Expenses to
     Average Net Assets (b).........................        .94%      1.00%       .96%     1.01%       .96%
Ratio of Net Investment Income to
     Average Net Assets (b).........................       1.71%      1.71%      1.82%     1.93%      1.82%
Portfolio Turnover..................................        114%       176%       151%      136%        50%
Average Commission Paid Per
     Equity Share Traded (c)........................   $  .0602   $  .0598         ---       ---        ---

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(c) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

Class B Shares                                                 1997      1996      1995      1994    1993 (a)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $14.802   $ 14.56   $ 12.42   $ 16.40    $ 17.30
                                                            -------   -------   -------   -------    -------
     Net Investment Income                                     .145      .144       .14       .16        .18
     Net Realized and Unrealized Gain/Loss                    3.964     2.825    4.1125     (.905)     1.192
                                                            -------   -------   -------   -------    -------
Total from Investment Operations                              4.109     2.969    4.2525     (.745)     1.372
                                                            -------   -------   -------   -------    -------
Less:
     Distributions from and in Excess of
     Net Investment Income                                     .130      .135       .15     .1875      .1495
     Distributions from Net Realized Gain                     2.572     2.592    1.9625    3.0475     2.1225
                                                            -------   -------   -------   -------    -------
Total Distributions                                           2.702     2.727    2.1125     3.235      2.272
                                                            -------   -------   -------   -------    -------
Net Asset Value, End of the Period                          $16.209   $14.802   $ 14.56   $ 12.42    $ 16.40
                                                            -------   -------   -------   -------    -------
Total Return (b)                                              28.88%    21.39%    34.99%    (4.41%)     8.25%
Net Assets at End of the Period (In millions)               $ 123.1   $  75.4   $  45.2   $  22.0    $  13.9
Ratio of Expenses to Average Net Assets (c)                    1.74%     1.80%     1.79%     1.84%      1.76%
Ratio of Net Investment Income to Average Net Assets (c)        .92%      .91%      .96%     1.12%      1.04%
Portfolio Turnover                                              114%      176%      151%      136%        50%
Average Commission Paid Per Equity Share Traded (d)         $ .0602   $ .0598        --        --         --

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                  October 26, 1993
                                                                                                     (Commencement
                                                                                                  of Distribution)
                                                                    Year Ended December31         to December 31,
                                                               --------------------------------------
Class C Shares                                                    1997      1996      1995   1994 (a)   1993 (a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                   $14.805   $ 14.56   $ 12.41   $ 16.39            $ 18.16
                                                           -------   -------   -------   -------            -------

     Net Investment Income                                    .144      .151       .15       .18                .02
     Net Realized and Unrealized Gain/Loss                   3.963     2.821    4.1125     (.925)             .1425
                                                           -------   -------   -------   -------            -------

     Total from Investment Operations                        4.107     2.972    4.2625     (.745)             .1625
                                                           -------   -------   -------   -------            -------

Less:
     Distributions from and in Excess of
         Net Investment Income                               .130      .135       .15     .1875               .065
     Distributions from Net Realized Gain                    2.572     2.592    1.9625    3.0475             1.8675
                                                           -------   -------   -------   -------            -------

Total Distributions                                          2.702     2.727    2.1125     3.235             1.9325
                                                           -------   -------   -------   -------            -------

Net Asset Value, End of the Period                         $16.210   $14.805   $ 14.56   $ 12.41            $ 16.39
                                                           =======   =======   =======   =======            =======

Total Return (b)                                             28.89%    21.38%    35.11%    (4.43%)             1.11%*
Net Assets at End of the Period (In millions)              $  10.9   $   5.8   $   4.1   $   2.3            $   0.5
Ratio of Expenses to Average Net Assets (c)                   1.74%     1.80%     1.79%     1.85%              1.93%
Ratio of Net Investment Income to Average
         Net Assets (c)                                        .92%      .92%      .97%     1.15%               .78%
Portfolio Turnover                                             114%      176%      151%      136%                50%
Average Commission Paid Per Equity Share Traded (d)        $ .0602   $ .0598        --        --                 --

*Non-Annualized
(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

                               December 31, 1997

--------------------------------------------------------------------------------
     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,413,212,294, the aggregate gross unrealized appreciation is $301,517,070 and the aggregate gross unrealized depreciation is $48,658,176, resulting in net unrealized appreciation of $252,858,894.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $68,399,827 as a 28% rate capital gain distribution and $25,393,891 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders 17.15% of the distributions qualify for the dividend received deductions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $1 billion...................................................   .50 of 1%
Next $1 billion....................................................   .45 of 1%
Next $1 billion....................................................   .40 of 1%
Over $3 billion....................................................   .35 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $49,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $194,100 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates, (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $1,901,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                               December 31, 1997
--------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997, capital aggregated $1,194,392,039, $116,704,433 and
$10,529,159 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                           Shares                Value
-------------------------------------------------------------------------
Sales:
     Class A...........................  45,998,404         $ 744,890,923
     Class B...........................   3,397,175            54,818,021
     Class C...........................   1,047,262            17,579,175
                                         ----------         -------------
Total Sales............................  50,442,841         $ 817,288,119
                                         ==========         =============
Dividend Reinvestment:
     Class A...........................  13,786,947         $ 217,128,859
     Class B...........................   1,028,368            16,221,126
     Class C...........................      86,370             1,363,305
                                         ----------         -------------
Total Dividend Reinvestment              14,901,685         $ 234,713,290
                                         ==========         =============
Repurchases:
     Class A........................... (49,991,503)        $(810,383,665)
     Class B...........................  (1,916,981)          (30,944,192)
     Class C...........................    (852,871)          (14,382,668)
                                         ----------         -------------
Total Repurchases                       (52,761,355)        $(855,710,525)
                                         ==========         =============

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 1997
--------------------------------------------------------------------------------

     At December 31, 1996, capital aggregated $1,042,755,922, $76,609,478 and
$5,969,347 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                     SHARES         VALUE
--------------------------------------------------------------------------------
Sales:
     Class A....................................   53,832,803   $ 828,392,481
     Class B....................................    2,473,967      38,067,722
     Class C....................................      241,811       3,684,614
                                                 ------------   -------------
Total Sales.....................................   56,548,581   $ 870,144,817
                                                 ============   =============

Dividend Reinvestment:
     Class A....................................   13,289,272   $ 192,499,655
     Class B....................................      730,321      10,558,446
     Class C....................................       56,044         810,114
                                                 ------------   -------------
Total Dividend Reinvestment.....................   14,075,637   $ 203,868,215
                                                 ============   =============

Repurchases:
     Class A....................................  (56,870,860)  $(876,361,190)
     Class B....................................   (1,214,527)    (18,504,572)
     Class C....................................     (186,167)     (2,847,599)
                                                 ------------   -------------
Total Repurchases...............................  (58,271,554)  $(897,713,361)
                                                 ============   =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                         SALES CHARGE
YEAR OF REDEMPTION                                   CLASS B      CLASS C
--------------------------------------------------------------------------------
First...............................................   5.00%        1.00%
Second..............................................   4.00%         None
Third...............................................   3.00%         None
Fourth..............................................   2.50%         None
Fifth...............................................   1.50%         None
Sixth and Thereafter................................    None         None

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 1997
--------------------------------------------------------------------------------

     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $220,900 and CDSC on redeemed shares of approximately $156,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,607,114,788 and $1,669,155,483, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996.............................       -0-

Futures Opened...............................................      105

Futures Closed...............................................     (105)
                                                                   ----

Outstanding at December 31, 1997.............................       -0-
                                                                   ----

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $1,041,654.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Van Kampen American Capital Comstock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Comstock Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP



Chicago, Illinois
January 29, 1998

--------------------------------------------------------------------------------
               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

EQUITY FUNDS
Domestic
     MS Aggressive Equity
     VKAC Aggressive Growth
     MS American Value
     VKAC Comstock
     VKAC Emerging Growth
     VKAC Enterprise
     VKAC Equity Income
     VKAC Growth
     VKAC Growth and Income
     VKAC Harbor
     VKAC Pace
     VKAC Real Estate Securities
     MS U.S. Real Estate
     VKAC Utility
     MS Value
International /Global
     MS Asian Growth
     MS Emerging Markets
     MS Global Equity
     VKAC Global Equity
     MS Global Equity Allocation
     VKAC Global Managed Assets
     MS International Magnum
     MS Latin American

FIXED-INCOME FUNDS
Income
     VKAC Corporate Bond
     MS Global Fixed Income
     VKAC Global Government Securities
     VKAC Government Securities
     VKAC High Income Corporate Bond
     MS High Yield
     VKAC High Yield
     VKAC Short-Term Global Income
     VKAC Strategic Income
     VKAC U.S. Government
     VKAC U.S. Government Trust for Income
     MS Worldwide High Income
Tax Exempt Income
     VKAC California Insured Tax Free
     VKAC Florida Insured Tax Free Income
     VKAC High Yield Municipal
     VKAC Insured Tax Free Income
     VKAC Intermediate Term Municipal Income
     VKAC Municipal Income
     VKAC New York Tax Free Income
     VKAC Pennsylvania Tax Free Income
     VKAC Tax Free High Income
Capital Preservation
     VKAC Limited Maturity Government
     VKAC Prime Rate Income Trust
     VKAC Reserve
     VKAC Senior Floating Rate
     VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

(Yen) visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

(Yen) call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

(Yen)  e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

--------------------------------------------------------------------------------
                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
--------------------------------------------------------------------------------

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers
Dennis J. McDonnell*
     President
Ronald A. Nyberg*
     Vice President and Secretary
Edward C. Wood, III*
     Vice President and Chief Financial Officer
Curtis W. Morell*
     Vice President and Chief Accounting Officer
John L. Sullivan*
     Treasurer
Tanya M. Loden*
     Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
     Vice Presidents

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
PRICE WATERHOUSE LLP
200 E. Randolph
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.

/SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

               ----------------------------------------------------
                            TAX NOTICE TO CORPORATE
                                 SHAREHOLDERS

                    For 1997, 17.15% of the dividends taxable
                    as ordinary income qualified for the
                    70% dividends received deduction for
                    corporations.
               ----------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

One Parkview Plaza

Oakbrook Terrace, Illinois 60181